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                                                                  EXHIBIT 99.1

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Henri A. Termeer, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Genzyme Corporation, and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o Genzyme Corporation's Annual Report on Form 10-K for the year ended December 31, 2001;

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Genzyme Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o   any amendments to any of the foregoing.


/s/ Henri A. Termeer
-------------------------
Henri A. Termeer
                                           Subscribed and sworn to before me
Chairman of the Board, President           this 14th day of August 2002.
And Chief Executive Officer
Genzyme Corporation                        /s/ Mary Ellen Hamilton
                                           ------------------------------------
                                           Notary Public
August 14, 2002
                                           My Commission Expires: June 19, 2003